                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  OPTIKA INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 [OPTIKA LOGO]

                                                                  April 14, 2000

Dear Stockholder:

   You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Optika Inc. (the "Company"), which will be held on Wednesday, May 10, 2000 at 9:00 a.m. local time, at The Broadmoor Hotel, One Lake Avenue, Colorado Springs, Colorado. In addition to the matters to be acted upon at the meeting, which are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report to the stockholders on the operations of the Company. I hope that you will be able to attend.

   Whether or not you plan to be at the meeting, please be sure to complete, date, sign and return the proxy card enclosed with this Proxy Statement as promptly as possible so that your shares may be voted in accordance with your wishes. Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the Inspector of Election for the meeting.

                                          Sincerely,

                                          /s/ Mark K. Ruport

                                          MARK K. RUPORT
                                          Chairman, Chief Executive Officer
                                           and President

                                 [OPTIKA LOGO]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 May 10, 2000

TO THE STOCKHOLDERS OF OPTIKA INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Optika Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 10, 2000, at 9:00 a.m. local time, at The Broadmoor Hotel, One Lake Avenue, Colorado Springs, Colorado 80906, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect two Class III directors to serve for three-year terms, or until their successors are elected and qualified;

  2. To consider and vote upon a proposal (i) to amend the Company's 1994 Stock Option/Stock Issuance Plan (the "1994 Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the 1994 Stock Option Plan by an additional 600,000 shares, from a total of 3,429,378 shares that have been reserved since the plan was implemented to an aggregate of 4,029,378 shares, and (ii) to approve and ratify the existing provision in the 1994 Stock Option Plan limiting the number of shares, options or stock appreciation rights which may be awarded to an individual in any fiscal year;

  3. To consider and vote upon a proposal to approve the Company's 2000 Employee Stock Purchase Plan;

  4. To ratify the appointment of KPMG LLP as independent accountants of the Company for the fiscal year ending December 31, 2000; and

  5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   Only stockholders of record at the close of business on March 22, 2000 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company during normal business hours, for purposes related to the Annual Meeting, for a period of ten days prior to the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy card as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy card because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                      By Order of the Board of Directors,

                                      /s/ Steven M. Johnson

                                      Steven M. Johnson
                                      Vice President--Finance and
                                      Administration,
                                      Chief Financial Officer and Secretary

Colorado Springs, Colorado
April 14, 2000

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  OPTIKA INC.
                         7450 Campus Drive, 2nd Floor
                       Colorado Springs, Colorado 80920

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 10, 2000

General

   The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Optika Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday May 10, 2000 and at any and all postponements or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m. local time at The Broadmoor Hotel, One Lake Avenue, Colorado Springs, Colorado 80906. These proxy solicitation materials were first mailed on or about April 14, 2000 to all stockholders entitled to vote at the Annual Meeting.

   Because many of the Company's stockholders may be unable to attend the Annual Meeting in person, the Board solicits proxies by mail to give each stockholder an opportunity to vote on all matters presented at the Annual Meeting. Stockholders are urged to: (i) read this Proxy Statement carefully;
(ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and (iii) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

   All shares of the Company's common stock, $.001 par value per share (the "Common Stock") and the Company's Series A Preferred Stock, $.001 par value per share ("Preferred Stock"), represented by properly executed and valid Proxies received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares of Common Stock and Preferred Stock represented by Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Annual Meeting.

Voting

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting and are described in more detail in this Proxy Statement. On March 22, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 7,972,993 shares of the Company's Common Stock were issued and outstanding and 731,851 shares of the Company's Preferred Stock were issued and outstanding. Each stockholder is entitled to one vote on all matters for each share of Common Stock or Preferred Stock held by such stockholder on March 22, 2000. The presence at the Annual Meeting, either in person or represented by proxy, of a majority of the issued and outstanding shares of Common Stock and Preferred Stock, on a combined basis, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

   All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Directors are elected by a plurality vote. Since votes are cast in favor of or withheld from each nominee, abstentions and broker non-votes will have no effect on the outcome of Proposal One. Abstentions will be counted towards the tabulations of votes cast on the other proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved or not.

   Mr. Steven M. Johnson, the Company's Vice President-Finance and Administration, Chief Financial Officer and Secretary, has been appointed by the Board of Directors to serve as Inspector of Election at the Meeting. All proxies and ballots delivered to Mr. Johnson shall be kept confidential.

Revocability of Proxies

   You may revoke or change your Proxy at any time before the Annual Meeting by filing with Mr. Steven M. Johnson, the Secretary of the Company, at the Company's principal executive offices, Optika Inc., 7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation of Proxies

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                      PROPOSAL ONE--ELECTION OF DIRECTORS

General

   Two Class III directors are to be elected and qualified at the Annual Meeting. The Company's Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors (designated as Class I, Class II and Class III directors, respectively) having staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The initial Class I, Class II and Class III directors were so designated and elected at the 1997 Annual Meeting of Stockholders. The initial term of the Class I directors expired and the Class I directors were elected for a full term of three (3) years at the 1998 Annual Meeting of Stockholders. At the 1999 Annual Meeting of Stockholders, the term of office of the Class II directors expired and Class II directors were elected for a full term of three
(3) years. At the 2000 Annual Meeting of Stockholders, the terms of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At each succeeding Annual Meeting of Stockholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual meeting.

   Nominees for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The two candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, regardless of the number of abstentions or broker non-votes, to serve their respective terms and until their successors have been elected and qualified.

Information with Respect to Nominees and Directors

   Set forth below is information regarding the nominees and directors, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they are selected as directors or nominees and their ages as of March 1, 2000:

                                                                        Director
                             Age Position(s) with the Company            Since
                             --- ----------------------------           --------
Nominees:
James E. Crawford...........  54 Director                                 1993
Mark K. Ruport..............  47 President, Chief Executive Officer       1995
                                 and Chairman of the Board of Directors
Directors:
Richard A. Bass.............  58 Director                                 1993
James T. Rothe Ph.D.........  56 Director                                 1999
Harry S. Gruner.............  40 Director                                 1996
Graham O. King..............  60 Director                                 1996
Alan B. Menkes..............  40 Director                                 2000

Business Experience of Directors and Nominees

  Class I--Directors

     Richard A. Bass has served as a Director of the Company since May 1993, and he served as Chairman of the Board from September 1994 to May 1996. Since February 1991, Mr. Bass has been President and Chief Executive Officer of Point of View, Inc., a company specializing in medical, high-tech and sales multi-media interactives.

     Alan B. Menkes has served as a Director of the Company since February 2000. Mr. Menkes is a Principal of Thomas Weisel Capital Partners, L.P., a $1.3 billion private investment fund sponsored by Thomas Weisel Partners LLC. He is also a Partner of Thomas Weisel Partners LLC and a member of the Executive and Operating Committee. From 1992 to 1998, Mr. Menkes was employed with Hicks Muse, most recently a Partner and Principal. At Hicks Muse, he was involved in sourcing, negotiating and executing approximately $10 billion of leveraged buyout and private equity transactions, monitoring certain portfolio companies and managing relationships with commercial and investment banks. From 1987 to 1992, he was employed at The Caryle Group, most recently as a Senior Vice President. Mr. Menkes serves on the Board of Directors of Hedstrom Corporation, Alliance Consulting Group, and Incentive Systems, Inc. He was formerly a member of the Boards of Directors of:
  International Home Foods, Inc. (1996-1998); Ibero-American Media Partners (1997-1998); CEI Citicorp Holdings S.A. (Alternate, 1998); Service Holdings Corp. (Intercable) (1998); and CorpGroup (Cayman) Limited (Alternate, 1997-
  1998). Mr. Menkes graduated Phi Beta Kappa and summa cum laude from the University of Virginia where he received his B.A. and received his M.B.A. with Distinction from the Wharton School at the University of Pennsylvania.

  Class II--Directors

     Harry S. Gruner has served as a Director of the Company since May 1996. He has been a general partner of JMI Equity Fund, a private equity investment partnership, since November 1992. From August 1986 to October 1992, Mr. Gruner was with Alex. Brown & Sons Incorporated most recently as a principal. Mr. Gruner is also a director of the META Group, Inc., a syndicated information technology research company, Hyperion Software, Inc., an analytical applications software company and numerous privately held companies.

     Graham O. King has served as a Director since April 1996. Mr. King is currently the President of McKesson HBOC, Inc.'s Information Technology Business. Prior to this position, Mr. King held the positions of President of the McKesson HBOC's Outsourcing Group and Connect Technology Group. Mr. King was Chairman, Chief Executive Officer and a Director of US Servis, Inc., a healthcare management services company, from October 1993 to September 1998, at which time US Servis, Inc. was purchased by McKesson HBOC, Inc. From April 1987 to October 1993, Mr. King was with Shared Medical Services, a company specializing in hospital information systems, most recently serving as its president from 1988 to 1993. From February 1983 to December 1986, Mr. King was President of Daseke and Company and from December 1979 to November 1982, was President and Chief Executive Officer of Auto-Trol Technology, a computer-aided design software company. Mr. King is also a Director of Longview Solutions, a provider of financial planning and budgeting software systems.

     James T. Rothe, Ph.D., is a Professor of Business at the University of Colorado at Colorado Springs where he also served as Dean of the College of Business from 1986-1994. Mr. Rothe is a member of the Board of Directors for Analytical Surveys, Inc., (ANLT), Medlogic Global Corporation, NeoCore LLC, and he is a Trustee of the Janus Funds. Mr. Rothe is also a Principal of the Phillips-Smith Group, a venture capital partnership. Previously Mr. Rothe was President of Pearle Vision Center (1986) and President of Texas State Optical (1983-86), divisors of Pearle Health Services, Inc. Mr. Rothe received BBA, MBA and Ph.D. degrees in Business from the University of Wisconsin-Madison.

  Class III--Nominees

     James E. Crawford III has served as a Director of the Company since December 1993. He is a general partner of Frontenac Company, a venture capital firm that he joined in August 1992. From February 1984 to August 1992, Mr. Crawford was a general partner of William Blair Venture Management Co., a venture capital partnership. He was also a general partner of William Blair & Company, an investment bank and brokerage affiliated with William Blair Venture Management Co., from January 1987 to August 1992. Mr. Crawford's Directorships include Input Software (formerly Cornerstone Imaging, Inc.), a provider of document imaging subsystems, Allegiance Telecom Inc and Focal Communications, both competitive local exchange carriers, and several private companies.

     Mark K. Ruport has been President and Chief Executive Officer and Director of the Company since February 1995. He has served as Chairman of the Board of Directors since May 1996. From June 1990 to July 1994, Mr. Ruport was President and Chief Operating Officer, and most recently Chief Executive Officer, of Interleaf, Inc., a publicly-held software and services company that develops and markets document management, distribution and related software. From July 1994 to February 1995, Mr. Ruport pursued personal interests. From 1989 to 1990, Mr. Ruport was Senior Vice President of Worldwide Sales of Informix Software, where he had direct responsibility for direct and indirect sales and OEMs. From 1985 to 1989, Mr. Ruport was Vice President of North American Operations for Cullinet Software, where he oversaw North American sales, customer support and systems integration.

   There are no family relationships among the members of the Board of Directors or the officers of the Company.

   Pursuant to a Securities Purchase Agreement dated February 9, 2000, among the Company, Thomas Weisel Capital Partners, L.P. and other signatories thereto (the "Securities Purchase Agreement"), and the Certificate of Designation of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of the Series A Preferred Stock are entitled to designate one director for election or appointment to the Company's Board of Directors. Pursuant to the Securities Purchase Agreement, the holders of the Series A Preferred Stock are also entitled to representation on all committees of the Board of Directors. In connection with the Securities Purchase Agreement and the Certificate of Designation, on March 6, 2000 the Board of Directors appointed Alan B. Menkes to the Board and to the Compensation Committee and Audit Committee of the Board. Mr. Menkes is a Class I director and therefore is not standing for election at the Annual Meeting.

Board Committees and Meetings

   During the fiscal year ended December 31, 1999, the Board of Directors held nine (9) meetings. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served during the past fiscal year.

   The Audit Committee currently consists of three (3) directors, Messrs. Bass, Gruner, and Menkes. The Audit Committee reviews internal auditing procedures, the adequacy of internal controls and the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee meets periodically with management and the independent auditors. During the fiscal year ended December 31, 1999 the Audit Committee held one (1) meeting.

   The Compensation Committee currently consists of three (3) directors, Messrs. Crawford, Gruner, and Menkes. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The Compensation Committee also has exclusive authority to administer the Company's 1994 Stock Option/Stock Issuance Plan (the "1994 Stock Option Plan") and the Company's 2000 Non-Officer Stock Incentive Plan, and to make awards under such plans. Pursuant to the provisions of the 1994 Stock Option Plan, the Compensation Committee has appointed a Secondary Committee of the Compensation Committee, consisting of Mr. Ruport (the "Secondary Committee"), to make option grants and direct stock issuances to eligible persons other than officers and directors subject to the short-swing profit restrictions of the federal securities laws. The Compensation Committee held five (5) meetings, and the Secondary Committee acted by written consent on eleven (11) occasions.

   The Board does not presently have a separate nominating committee. The Board of Directors as a whole performs this function.

Director Compensation

   Except for certain grants of stock options and reimbursement of expenses, directors of the Company do not receive compensation for services rendered as a director. However, both Mr. King and Mr. Rothe will receive a fee of $10,000 for each year of service as a director. The Company does not pay compensation for committee participation or special assignments of the Board of Directors.

   Under the Automatic Option Grant Program of the 1994 Stock Option Plan, each individual who first joins the Board as a non-employee Board member after July 25, 1996 will receive an option grant for 10,000 shares of Common Stock at the time of his or her commencement of Board service, provided such individual has not otherwise been in the prior employ of the Company. In addition, at each annual stockholder's meeting, beginning with the 1997 annual meeting, each individual who is to continue to serve as a non-employee Board member will receive an option grant to purchase 2,500 shares of Common Stock, whether or not such individual has been in the prior employ of the Company.

   Each automatic grant will have an exercise price equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase, at the option exercise price paid per share, should the optionee's service as a non-employee Board member cease prior to vesting in the shares. The 10,000-share grant will vest in four equal and successive annual installments over the optionee's period of Board service measured from the grant date. Each additional 2,500-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, each outstanding option will immediately vest upon (i) an acquisition of the Company by merger, asset sale or a hostile takeover of the Company or (ii) the death or disability of the optionee while serving as a Board member.

   At the 1999 Annual Meeting of Stockholders, Mssrs. Bass, Crawford, Gruner and King received an option grant to purchase 2,500 shares of common stock at an exercise price of $5.875 per share, the fair market value per share of Common Stock on that date.

   In connection with Mr. Rothe's election to the Board of Directors, Mr. Rothe received options to purchase 30,000 shares of the Company's stock, inclusive of the automatic option grant for 10,000 shares. The options are exercisable at a price of $5.875 per share, the fair market value per share of Common Stock on the date of grant. The options will vest in four equal and successive annual installments, providing that Mr. Rothe remains a Board member.

   In connection with Mr. Menkes' appointment to the Board of Directors, Mr. Menkes received the automatic option grant for 10,000 shares. The options are exercisable at a price of $36.00 per share, the fair market value per share of Common Stock on the date of grant. The options will vest in four equal and successive annual installments beginning March 6, 2001, providing that Mr. Menkes remains a Board member.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.

     PROPOSAL TWO--APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION PLAN
             AND THE EXISTING LIMITATIONS ON AWARDS UNDER THE PLAN

   At a meeting held on March 6, 2000, the Board unanimously approved a resolution to amend the Company's 1994 Stock Option Plan, subject to approval by the Company's stockholders at the Annual Meeting, to increase the number of shares of the Company's Common Stock reserved for issuance under the 1994 Stock Option Plan by an additional 600,000 shares, from a total of 3,429,378 shares that have been reserved since the plan was implemented to an aggregate of 4,029,378 shares. As of March 6, 2000, the Company had 2,113,737 options issued and outstanding under the 1994 Stock Option Plan and only 59,045 shares of the Company's Common Stock remained available for issuance under the plan. The amendment would provide a pool of approximately 659,045 shares for additional awards by the Company, exclusive of 500,000 shares under the Company's 2000 Non-Officer Stock Incentive Plan which was approved by the Board on March 6, 2000 and does not require stockholder approval. The amendment is being recommended because the Board believes an additional number of shares of Common Stock reserved for issuance under the 1994 Stock Option Plan is needed to permit the Company to expand its operations through continued hiring of industry experienced employees and to continue providing the Company's directors, executive officers, key employees and other persons associated with the Company with adequate incentives and performance-based compensation through grants of options. The proposed amendment does not extend the term of the 1994 Stock Option Plan.

   As part of the proposal to amend the 1994 Stock Option Plan, stockholders are also being asked to approve and ratify Paragraph C of Article I, Section VI of the 1994 Stock Option Plan to ensure compliance with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Paragraph C of Article I, Section VI states in full:

      In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

   Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by the Company's stockholders that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible employees under the plan during a specified period. Although the 1994 Stock Option Plan was approved by the Company's stockholders in 1996, prior to our initial public offering, we believe that to ensure compliance with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code it is necessary to seek specific approval and ratification by the Company's stockholders of the existing per-person limit set forth in Paragraph C of Article I, Section VI of the 1994 Stock Option Plan as part of the proposal to increase the number of shares of Common Stock reserved for issuance under the plan. The stockholders are not being asked to approve an amendment to the 1994 Stock Option Plan to establish a per-person limit, but instead are being asked to approve and ratify the per-person limit provision that already exists in the plan.

Description of the 1994 Stock Option Plan

   The following paragraphs summarize the principal features of the 1994 Stock Option Plan. The summary is subject, in all respects, to the terms of the 1994 Stock Option Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the 1994 Stock Option Plan to each person to whom this Proxy Statement is delivered. Requests should be directed to the Corporate Secretary at the Company's principal executive offices at 7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920.

   Structure. The 1994 Stock Option Plan consists of four (4) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance

Program, and (iv) the Automatic Option Grant Program. The principal features of each of these programs are described below.

   Administration. The Compensation Committee of the Board (the "Plan Administrator") administers the Discretionary Option Grant and Stock Issuance Programs of the 1994 Stock Option Plan and also determines which Section 16 Insiders or other highly compensated employees may participate in the Salary Investment Option Grant Program, should such program be implemented in future calendar years. All grants under the Automatic Option Grant and Salary Investment Option Grant Programs will be made in strict compliance with the express provisions of each such program.

   Eligibility. Officers and employees, non-employee Board members (other than members of the Compensation Committee) and independent consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee Board members are eligible to participate in the Automatic Option Grant Program. Only employees who are Section 16 Insiders or other highly compensated individuals will be eligible to participate in the Salary Investment Option Grant Program.

   As of December 31, 1999, 6 executive officers, 2 non-employee Board members and approximately 175 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The 5 non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

   Share Reserve. As of March 6, 2000, the number of shares of Common Stock that have been reserved under the 1994 Stock Option Plan totaled 3,429,378. This number includes the automatic share increases effected in January 1998, January 1999 and January 2000 of 206,721, 213,427 and 219,230 shares, respectively, each increase representing the number of shares equal to three percent (3%) of the total number of shares of Common Stock outstanding on December 31 of the preceding year. At the 1999 Annual Meeting of Stockholders, the Stockholders approved an amendment to the 1994 Stock Option Plan pursuant to which the share reserve automatically increases on the first trading day of each of the calendar years 2000, 2001 and 2002 by the number of shares equal to the lesser of (i) three percent (3%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding year or
(ii) 300,000 shares. These automatic increases will remain in effect regardless of whether the stockholders approve Proposal Two at the Annual Meeting. As of March 6, 2000, only 59,045 shares of Common Stock remained available for issuance under the 1994 Stock Option Plan.

   Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1994 Stock Option Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company's repurchase rights under the 1994 Stock Option Plan will reduce, on a share-for-share basis, the number of shares of Common Stock reserved for issuance under the 1994 Stock Option Plan. In addition, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1994 Stock Option Plan will not be available for subsequent issuance. No one participant in the 1994 Stock Option Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year.

   Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1994 Stock Option Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1994 Stock Option Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the 1994 Stock Option Plan and (v) the maximum number and/or class of securities for which the share reserve is to increase automatically on the first trading day of each of the 2000, 2001, and 2002 calendar years. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1994 Stock Option Plan.

   Valuation. For purposes of establishing the option price and for all other valuation purposes under the 1994 Stock Option Plan, the fair market value per share of Common Stock on any relevant date under the 1994 Stock Option Plan will be the closing selling price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing selling price of the Common Stock on March 1, 2000 was $32.75 per share.

Discretionary Option Grant Program

   Grants. The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

   Price and Exercisability. The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No option granted will have a term in excess of ten (10) years, and each option will generally become exercisable in one or more installments over the optionee's period of service with the Company. The shares of Common Stock acquired upon the exercise of one or more options may, however, be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

   The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

   No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime pursuant to a domestic relations order or to one or more members of the optionee's family or to a trust established for one or more such family members.

   Termination of Service. Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

   Stock Appreciation Rights. Two types of stock appreciation rights may be granted under the Discretionary Option Grant Program: (i) tandem rights, which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution and (ii) limited rights which become exercisable upon the occurrence of a hostile take-over.

   The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal to the excess of (i) the fair market value (on the exercise date) of the shares of Common

Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date.

   One or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Plan Administrator, be granted limited stock appreciation rights in connection with their option grants under the Discretionary Option Grant Program. Each option with such a limited stock appreciation right may be surrendered to the Company, to the extent such option is exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price per share.

   Cancellation/Regrant Program. The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the market price of the Common Stock at the time of the new grant.

Stock Issuance Program

   The Plan Administrator has complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive stock issuances, the time or times when such issuances are to be made and the vesting schedule, if any, to apply to the shares of Common Stock subject to each stock issuance.

   Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services.

   The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1994 Stock Option Plan.

Automatic Option Grant Program

   Grants. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, receives, at the time of such initial election or appointment, an automatic option grant for 10,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, on the date of each Annual Meeting, each individual re-elected to serve as a non-employee Board member is automatically granted at that meeting a stock option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There is no limit on the number of such 2,500-share option grants anyone non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ are fully eligible for one or more 2,500-share option grants.

   Terms and Conditions. Each option granted under the Automatic Option Grant Program is subject to the following terms and conditions:

 . The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

 . Each option will have a term of (i) ten (10) years measured from the grant date or (ii) twelve (12) months following termination of Board service.

 . Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

 . The shares subject to each initial 10,000-share grant will vest in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one
   (1) year of Board service measured from the automatic grant date. The shares subject to each annual 2,500-share grant will vest upon the completion of one (1) year of Board service measured from the automatic grant date.

 . The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale; (ii) the successful completion of a hostile tender offer for more than fifty percent (50%) of the outstanding voting securities; or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership.

 . Upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding voting securities, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable per share. Stockholder approval of this Proposal will also constitute pre-approval of each option grant with such a cash surrender right made on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing terms.

Salary Investment Option Grant Program

   Participation. In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employee of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000.

   Grants. Each participant will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will vest and become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect.

   Stock Appreciation Rights. Limited stock appreciation rights will automatically be included as part of each grant made under the Salary Investment Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

General Provisions

   Change in Ownership or Control. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options which are assumed in connection with such acquisition will immediately become exercisable for all the option shares, and any unvested shares which do not vest at the time of such acquisition will immediately vest in full, in the event the optionee's service with the Company or any successor entity is terminated within eighteen (18) months after the acquisition. The Plan Administrator also has the authority, exercisable either (i) at the time an option is granted under the Discretionary Option Grant Program or a stock issuance is made under the Stock Issuance Program or (ii) at any time while such option remains outstanding or the shares subject to such stock issuance remain unvested, to provide for the full and immediate vesting of such stock option or unvested shares in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more proxy contests for the election of Board members), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service. Each option outstanding under the Automatic Option Grant and Salary Investment Option Grant Programs will automatically accelerate in full upon an acquisition or change in control of the Company.

   The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

   Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1994 Stock Option Plan through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided to any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

   Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of Common Stock in satisfaction of such tax liability.

   Amendment and Termination. The Board may amend or modify the 1994 Stock Option Plan in any or all respects whatsoever. However, certain amendments may require stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 1994 Stock Option Plan will in all events terminate on August 11, 2004. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

Participation in the 1994 Stock Option Plan

   Except with respect to the Automatic Option Grant Program described below, awards under the 1994 Stock Option Plan are subject to the discretion of the Plan Administrator. As of the date of this Proxy Statement, there has been no determination by the Plan Administrator with respect to future awards under the 1994 Stock Option Plan. Accordingly, future awards are not determinable. For each of the executive officers named in the Summary Compensation Table in this Proxy Statement and the various indicated groups, the table below shows
(i) the number of shares of Common Stock subject to options granted under the 1994 Stock Option Plan during the year ended December 31, 1999 and (ii) the weighted average exercise price payable per share under such options. No direct stock issuances have been made to date under the 1994 Stock Option Plan.

                                                             Weighted Average
                                                   Number of     Exercise
                                                    Option       Price of
Name and Position                                   Shares   Granted Options
-----------------                                  --------- ----------------
Mark K. Ruport....................................        0            0
  Chairman, Chief Executive Officer and President
Steven M. Johnson.................................   50,000       $4.500
  Vice President--Finance and Administration,
   Chief Financial Officer and Secretary
Marc R. Fey.......................................   15,000       $7.000
  Senior Vice President--Engineering and Customer
   Support Services
Thomas M. Rafferty................................  120,000       $3.750
  Vice President--Research and Development
Jim M. Hale.......................................  200,000       $4.500
  Vice President--North American Operations
All current executive officers as a group
 persons).........................................  385,000       $4.364
All current non-executive directors as a group (5
 persons).........................................   40,000       $5.875
All employees, excluding executive officers, as a
 group
 (49 persons).....................................  423,000       $4.704

   As of March 6, 2000 options covering 2,113,737 shares of Common Stock were outstanding under the 1994 Stock Option Plan, 1,256,596 shares had been issued, and 59,045 shares remained available for future option grants.

Certain Federal Income Tax Information

   Options granted under the 1994 Stock Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code, or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

   Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of shares on the exercise date and the exercise price paid for the shares is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. In addition, the optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two
(2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the lesser of the exercise price paid for those shares or the amount realized on disposition of those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

   If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income realized by the optionee. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

   The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

   The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1994 Stock Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

Stock Appreciation Rights

   No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the amount of the appreciation distribution.

   The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

Direct Stock Issuance

   The tax principles applicable to direct stock issuances under the 1994 Stock Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Accounting Treatment

   Under the current accounting principles in effect for equity incentive programs such as the 1994 Stock Option Plan, the option grants under the 1994 Stock Option Plan will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

   Under a proposed amendment to the current accounting principles, option grants made to consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

   Should one or more optionees be granted stock appreciation rights under the 1994 Stock Option Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Information Regarding the 2000 Non-Officer Stock Incentive Plan

   In March 2000, the Board of Directors adopted the 2000 Non-Officer Stock Incentive Plan. A total of 500,000 shares of Common Stock has been reserved for issuance under the 2000 Non-Officer Stock Incentive Plan, and as of March 6, 2000, all 500,000 shares remained eligible for future grant. The 2000 Non-Officer Stock Incentive Plan provides for grants to employees, excluding executive officers, and consultants of the Company.

Stockholder Approval

   The affirmative vote of a majority of the shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal Two. Regardless of whether stockholder approval of Proposal Two is obtained, the annual automatic increase in the share reserve, pursuant to which the number of shares of Common Stock reserved for issuance under the 1994 Stock Option Plan will automatically increase on the first trading day of each of the calendar years 2000, 2001 and 2002 by the number of shares equal to the lesser of (i) three percent (3%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding year or (ii) 300,000 shares, will continue in effect until 2002.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL TWO APPROVING THE PROPOSED AMENDMENT TO THE 1994 STOCK OPTION PLAN AND THE EXISTING LIMITATIONS ON AWARDS SET FORTH IN THE PLAN.

                   PROPOSAL THREE--APPROVAL OF THE COMPANY'S
                       2000 EMPLOYEE STOCK PURCHASE PLAN

   The Board of Directors adopted, subject to stockholder approval, the Company's 2000 Employee Stock Purchase Plan in March 2000 to become effective on August 1, 2000. The 2000 Employee Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code in order to provide the Company's employees with an opportunity to purchase Common Stock through payroll deductions. The substance and effect of certain provisions of the 2000 Employee Stock Purchase Plan are described below and the form of the proposed plan is set forth in Appendix A to the Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the proposed plan attached hereto.

   The Board of Directors is submitting the 2000 Employee Stock Purchase Plan for stockholder approval because the Company's existing Employee Stock Purchase Plan will terminate upon the distribution of the remaining shares of Common Stock available under the existing plan on July 31, 2000. The Company's existing Employee Stock Purchase Plan limits the number of shares of Common Stock issuable under the plan to 250,000 shares. The 2000 Employee Stock Purchase Plan, which terminates no later than the last business day of July 2010, limits the number of shares issuable under that plan to 300,000 shares. Otherwise, there are not material differences between the Company's existing Employee Stock Purchase Plan and the Company's 2000 Employee Stock Purchase Plan.

Shares Reserved for the 2000 Employee Stock Purchase Plan

   An aggregate of 300,000 shares of Common Stock has been reserved for issuance and are available for purchase under the 2000 Employee Stock Purchase Plan, pending adjustment for a stock split, or any future stock dividend or other similar change in the Company's Common Stock or capital structure.

Eligible Participants

   All of the Company's employees who are regularly employed for more than five months in any calendar year and work more than 20 hours per week are eligible to participate in the 2000 Employee Stock Purchase Plan. Non-employee directors, consultants, and employees subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical their participation in an employee stock purchase plan are not eligible to participate in the 2000 Employee Stock Purchase Plan.

Material Features of the Plan

   The 2000 Employee Stock Purchase Plan designates offering periods, purchase intervals and purchase dates. Offering periods are generally non-overlapping periods of 24 months. The initial offering period begins on the effective date of the 2000 Employee Stock Purchase Plan, which is August 1, 2000, and ends on the last business day in July 2002. The next offering period will begin on August 1, 2002, and subsequent offering periods will commence as designated by the Plan Administrator. Purchase intervals are generally six month periods, with the initial purchase interval commencing on the effective date of the 2000 Employee Stock Purchase Plan and ending on the last business day in January 2001. Thereafter, purchase intervals will commence each February 1 and August 1. Purchase dates are the last business day of each purchase interval. If the Company merges with or into another corporation, sells all or substantially all of its assets, or enters into other transactions in which all of the Company's stockholders before the transaction own less than 50% of the total combined voting power of the outstanding securities following the transaction, the offering period then in progress will be shortened and each outstanding purchase right will be automatically exercised prior to the effective date of such transaction.

   On the first day of each offering period, a participating employee is granted a purchase right. An individual who first becomes eligible to participate after the start date of an offering period may be granted a purchase right on any subsequent quarterly entry date. A purchase right is a form of option to be automatically exercised on the forthcoming purchase dates within the offering period during which authorized deductions are to be made from the pay of participants and credited to their accounts under the Company's 2000 Employee Stock Purchase Plan. When the purchase right is exercised, the participant's withheld salary is used to purchase shares of Common Stock. The price per share at which shares of Common Stock are to be purchased under the Company's 2000 Employee Stock Purchase Plan during any purchase interval is the lesser of (a) 85% of the fair market value of the Common Stock on the date of the grant of the participant's entry date into that offering period (but in no event less than the fair market value of the Common Stock on the start date of that offering period), or (b) 85% of the fair market value of the Common Stock on the purchase date, which is the last day of a purchase interval.

   Payroll deductions may range from 1% to 10% in whole percentage increments of a participant's regular base pay, inclusive of bonuses, overtime, shift-premiums, commissions, reimbursements or other expense allowances. Participants may not make direct cash payments to their accounts. The maximum number of shares of Common Stock that any employee may purchase under the 2000 Employee Stock Purchase Plan during a purchase interval is 750 shares. The Code imposes additional limitations on the amount of Common Stock that may be purchased during any calendar year.

Plan Administration and Termination

   The 2000 Employee Stock Purchase Plan will be administered by our Board of Directors or a committee designated by the Company's Board, which will have the authority to terminate or amend the 2000 Employee Stock Purchase Plan, subject to specified restrictions, and otherwise to administer the 2000 Employee Stock Purchase Plan and to resolve all questions relating to the administration of the 2000 Employee Stock Purchase Plan.

Participation in the Plan

   It is not possible to determine how many eligible employees will participate in the 2000 Employee Stock Purchase Plan in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Common Stock that will be distributed under the new plan. For each of the executive officers named in the Summary Compensation Table and the various indicated groups, the table below shows (i) the number of shares of Common Stock that were distributed during the year ended December 31, 1999 under the Company's existing Employee Stock Purchase Plan and (ii) the weighted average purchase price per share.

                                                 Number of     Weighted Average
Name and Position                             Shares Purchased  Purchase Price
-----------------                             ---------------- ----------------
Mark K. Ruport...............................           0                0
 Chairman, Chief Executive Officer and
 President
Steven M. Johnson............................           0                0
 Vice President--Finance and Administration,
 Chief Financial Officer and Secretary
Marc R. Fey..................................           0                0
 Senior Vice President--Engineering and
 Customer Support Services
Thomas M. Rafferty...........................           0                0
 Vice President--Research and Development
Jim M. Hale..................................           0                0
 Vice President--North American Operations
All current executive officers as a group (5            0                0
 persons)....................................
All current non-executive directors as a                0                0
 group (5 persons)...........................
All employees, excluding executive officers,       67,923           $2.694
 as a group (93 persons).....................

Certain Federal Income Tax Information

   The 2000 Employee Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in an offering under the plan will not realize income at the time the offering commences or when the shares purchased under the plan are transferred to him or her. If an employee disposes of such shares after two years from the date the offering of such shares commences and after one year from the date of the transfer of such shares to him or her, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the lesser of (a) the excess of the fair market value of such shares at the time of disposition over the purchase price, or (b) 15% of the fair market value of such shares at the time the offering commenced. In the event of a disposition within such two-year or one-year periods, the employee will recognize ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for such shares. The employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of such disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year period, the Company will be entitled to a tax deduction from income equal to the amount the employee is required to include in income as a result of such disposition.

   An employee who is a nonresident of the United States will generally not be subject to the U.S. federal income tax rules described above with respect to the shares of the Company's Common Stock purchased under the 2000 Employee Stock Purchase Plan.

   The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 2000 Employee Stock Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the income tax laws of any municipality, state or foreign country in which the participant may reside.

Stockholder Approval

   The affirmative vote of a majority of the shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the Company's 2000 Employee Stock Purchase Plan.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN.

            PROPOSAL FOUR--RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed the accounting firm of KPMG LLP ("KPMG") as the Company's independent accountants for the fiscal year ending December 31, 2000, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG.

   If the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

   A representative of KPMG is expected to be available at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative will be available to respond to appropriate questions.

   On March 23, 1999, the Company dismissed PricewaterhouseCoopers, LLP as its independent public accountants. The decision to dismiss PricewaterhouseCoopers was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. Representatives from PricewaterhouseCoopers are not expected to be present at the Annual Meeting.

   PricewaterhouseCoopers' report on the Company's financial statements for either of the two fiscal years ending December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two fiscal years ending December 31, 1998 and through March 23, 1999, there were no disagreements or reportable events with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make references to the subject matter of the disagreements in connection with their reports.

   KPMG was engaged by the Company on April 1, 1999. KPMG was not consulted by the Company with respect to the application of accounting principles to a specific completed transaction or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                            OWNERSHIP OF SECURITIES

   The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of March 3, 2000 by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group.

                                                                    Percentage
                                                         Shares     of Shares
                                                      Beneficially Beneficially
Name and Address of Beneficial Owner                  Owned(1)(2)  Owned(1)(2)
------------------------------------                  ------------ ------------
Mark K. Ruport(3)....................................    515,000        5.7%
Steven M. Johnson(4).................................    119,136        1.4%
Marc R. Fey(5).......................................    169,000        2.0%
Jeanne C. Logozzo(6).................................     50,000          *
James M. Hale........................................        --         --
Thomas M. Rafferty(7)................................     30,000          *
Richard A. Bass(8)...................................     78,356          *
James E. Crawford III(9).............................    910,567       10.7%
Harry S. Gruner(10)..................................    418,033        4.9%
Graham O. King(11)...................................     57,500          *
James T. Rothe Ph.D.(12).............................     12,500          *
Alan B. Menkes(13)...................................        --         --
Frontenac VI Limited Partnership(14).................    910,567       10.7%
 135 S. LaSalle Street
 Suite 3800
 Chicago, IL 60603
JMI Equity Fund, L.P.(15)............................    418,033        4.9%
 1119 St. Paul Street
 Baltimore, MD 21202
Thomas Weisel Capital Partners, L.P.(16).............    987,191       11.3%
 One Montgomery Street
 Suite 3700
 San Francisco, CA 94104
Dimensional Fund Advisors(17)........................    474,800        5.6%
 1299 Ocean Ave.
 11th Floor
 Santa Monica, CA 90401
All directors and executive officers as a group (12
 persons)............................................  2,360,092       25.3%

--------
*  Represents beneficial ownership of less than 1%.
(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The address for Messrs. Ruport, Johnson, Fey, Logozzo, Hale, and Rafferty is c/o Optika Inc., 7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920.
(2) Based on 7,743,864 shares of Common Stock outstanding as of March 3, 2000. The number of shares of Common Stock deemed outstanding includes shares of Common Stock issuable pursuant to stock options that are currently exercisable or may be exercised within 60 days after March 3, 2000 and 731,851 shares of the Company's Preferred Stock, which are convertible into 731,851 shares of Common Stock within 60 days after March 3, 2000. Shares issuable pursuant to such options or upon conversion of the Preferred Stock are deemed outstanding for computing the percentage of the person holding such options or shares, but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 495,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000. Mr. Ruport disclaims beneficial ownership of 158,229 options which have been transferred to Debbie Ruport, the executive's former spouse, pursuant to a Domestic Relations Order.
(4) Includes 103,136 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000.
(5) Includes 67,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000.
(6) Includes 50,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000.
(7) Includes 30,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000.
(8) Includes 17,500 shares of Common Stock issuable upon exercise of options granted by the Company that are currently exercisable or will become exercisable within 60 days of March 3, 2000, 5,000 of which shares are unvested and subject to a repurchase right of the Company.
(9) Pursuant to a Schedule 13G dated February 13, 1997 and filed with the Securities and Exchange Commission, includes 893,067 shares of Common Stock owned beneficially by Frontenac. The general partner of Frontenac is the Frontenac Company, of which Mr. Crawford is a general partner. In such capacity, Mr. Crawford may be deemed to be a beneficial owner of such shares, although he disclaims such beneficial ownership except to the extent of his pecuniary interest therein, if any. Also includes (i) 17,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000, 5,000 of which shares are unvested and subject to a repurchase right of the Company, and (ii) 25,000 shares of Common Stock which are subject to currently exercisable options granted by Frontenac to Mr. King. The address of Mr. Crawford is c/o Frontenac Company, 135 South LaSalle Street, Suite 3800, Chicago, Illinois 60603.
(10) Pursuant to a Schedule 13G dated February 14, 2000 and filed with the Securities and Exchange Commission, includes 400,533 shares of Common Stock owned beneficially owned by JMI Equity Fund, L.P. The general partner of JMI Equity Fund, L.P. is JMI Partners, L.P., of which Mr. Gruner is a general partner. In such capacity, Mr. Gruner may be deemed to be a beneficial owner of such shares, although he disclaims such beneficial ownership except to the extent of his pecuniary interest therein, if any. Also includes 17,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 3, 2000, 5,000 of which shares are unvested and subject to a repurchase right of the Company. The address of Mr. Gruner is c/o JMI Partners, L.P., 1119 St. Paul Street, Baltimore, Maryland 21202.
(11) Includes (i) 32,500 shares of Common Stock issuable upon exercise of options granted by the Company that are currently exercisable or will become exercisable within 60 days of March 3, 2000, 8,750 of which shares are unvested and subject to a repurchase right of the Company and
      (ii) 25,000 shares of Common Stock issuable upon exercise of options granted by Frontenac to Mr. King, which options are currently exercisable or will become exercisable within 60 days of March 3, 2000, 6,250 of which shares are unvested and subject to a repurchase right of Frontenac.
(12) Includes 10,000 shares of Common Stock issuable upon exercise of options granted by the Company that are currently exercisable or will become exercisable within 60 days of March 3, 2000, 10,000 of which shares are unvested and subject to a repurchase right of the Company.
(13) Does not include shares of Common Stock which may be deemed to be beneficially owned by TW Group of which Mr. Menkes is the Co-Head of Private Equity and a member of the executive committee. See Note 16 below. Mr. Menkes disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The business address for Mr. Menkes is c/o TW Group, One Montgomery Street, Suite 3700, San Francisco, California 94104.
(14) Pursuant to a Schedule 13G dated February 13, 1997 and filed with the Securities and Exchange Commission, Frontenac has reported that as of December 31, 1997 it had sole voting power over 893,067 shares, shared voting power over no shares, sole dispositive power over 893,067 shares and shared dispositive power over no shares. Includes 25,000 shares of Common Stock which are unvested and subject to a currently exercisable option granted to Mr. King by Frontenac.

(15) Pursuant to a Schedule 13G dated February 14, 2000 and filed with the Securities and Exchange Commission, JMI Equity Fund, L.P. has reported that as of December 31, 1999 it had sole voting power over no shares, shared voting power over 400,533 shares, sole dispositive power over no shares and shared dispositive power over 400,533 shares.
(16) Includes shares of Series A Convertible Preferred Stock owned by Thomas Weisel Capital Partners, L.P. and certain other investment limited partnerships affiliated with Thomas Weisel Partners Group LLC ("TW Group") which in the aggregate are immediately convertible into 695,258 shares of Common Stock (and assuming the Preferred Stock is not earlier redeemed or converted, will be convertible into 1,302,205 shares of Common Stock on the eight anniversary of issuance) and immediately exercisable warrants to purchase 291,933 shares of Common Stock. Voting and investment power with respect to the securities reported are shared by TW Group and certain of its affiliates. The business address for TW Group is One Montgomery Street, Suite 3700, San Francisco, California 94104.
(17) Pursuant to a Schedule 13G dated February 4, 2000 and filed with the Securities and Exchange Commission, Dimensional Fund Advisors reported that it had sole voting power over 474,800 shares, shared voting power over no shares, sole dispositive power over 474,800 shares and shared dispositive power over no shares.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following table provides certain information summarizing the compensation earned by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose salary and bonus was in excess of $100,000 for the fiscal year ended December 31, 1999 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                      Long-Term
                                                                     Compensation
                               Annual Compensation                      Awards
                              ---------------------                  ------------
                                                                      Securities
   Name and Principal                                 Other Annual    Underlying
        Position         Year Salary($) Bonus($)(1)  Compensation($)  Option (#)
   ------------------    ---- --------- -----------  --------------- ------------
Mark K. Ruport.......... 1999  238,272     81,000        10,770(2)          --
 Chairman, Chief
  Executive Officer and  1998  229,800    116,000        14,327(2)     100,000
 President               1997  181,750     45,989           --             --
Steven M. Johnson....... 1999  150,000     40,500         4,620(4)      50,000
 Vice President--Finance
  and Administration,    1998  140,000    104,000(3)      4,900(4)      35,000
 Chief Financial Officer
  and Secretary          1997  129,082     24,000            --             --
Marc R. Fey............. 1999  139,750     31,500         4,683(4)      15,000
 Senior Vice President--
  Engineering and        1998  130,000     29,000         4,550(4)      15,000
 Customer Support
  Services               1997  117,762     12,500           --             --
Thomas M. Rafferty(5)... 1999  103,417     33,000            --        120,000
 Vice President--
  Research and
  Development            1998      --         --            --             --
                         1997      --         --            --             --
Jim M. Hale(6).......... 1999   79,750     56,667           --         200,000
 Vice President--North
  American Operations    1998      --         --            --             --
                         1997      --         --            --             --

--------
(1) Bonuses earned in 1997, 1998 and 1999 were paid in 1998, 1999 and 2000, respectively.
(2) Represents the cost of a company car for Mr. Ruport and matching contributions received under the Company's 401(k) plan.
(3) Mr. Johnson's bonus for 1998 includes a commission of $60,000 earned in his temporary role as Vice President of Channel Sales. Mr. Johnson occupied this role during the period of July 1, 1998 through December 31, 1998.
(4) Represents matching contributions received under the Company's 401(k) plan.
(5) Mr. Rafferty joined the Company as Vice President of Research and Development on March 15, 1999.
(6) Mr. Hale joined the Company as Vice President of North American Operations on July 19, 1999.

Option Grants in Last Fiscal Year

   The following table contains information concerning the stock option grants made to each of the Named Executive Officers for the fiscal year ended December 31, 1999. No stock appreciation rights ("SARs") were granted to these individuals during such fiscal year.

                                                                                Potential
                                                                           Realizable Value at
                                                                             Assumed Annual
                                                                             Rates of Stock
                                                                           Price Appreciation
                                                                               for Option
                                         Individual Grants                     Term(1)($)
                         ------------------------------------------------- -------------------
                                          Percent of
                            Number of    Total Options Exercise
                           Securities     Granted to    Price
                           Underlying    Employees in    Per    Expiration
          Name           Options Granted  Fiscal Year  Share(2)    Date       5%       10%
          ----           --------------- ------------- -------- ---------- -------- ----------
Steven M.Johnson(3).....      50,000          5.5%     $4.5000   07/19/09  $141,501 $  358,592
Marc R. Fey(3)..........      15,000          1.6%     $7.0000   12/09/09  $ 66,034 $  167,342
Thomas M. Rafferty(3)...     120,000         13.2%     $3.7500   04/15/09  $283,003 $  717,184
James M. Hale(3)........     200,000         22.0%     $4.5000   07/19/09  $566,005 $1,434,368

--------
(1) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.
(2) The exercise price may be paid in cash, in shares of the Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same day sale of the purchased shares. The Plan Administrator may also assist an optionee in the exercise of an option by (i) authorizing a loan from the Company in a principal amount not to exceed the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee. The Plan Administrator has the discretionary authority to reprice outstanding options under the Plan through the cancellation of those options and the grant of replacement options with an exercise price based on the lower fair market value of the option shares on the re-grant date.
(3) The option was granted pursuant to the 1994 Stock Option Plan. The option has a maximum term of ten years measured from the grant date, subject to earlier termination upon optionee's cessation of service with the Company. The optionee will vest in 25% of the options shares upon completion of one year of service with the Company after the grant date and the balance in a series of equal annual installments over the next three years of service completed thereafter. The option shares will fully vest in the event the Company is acquired by merger or asset sale, unless the option is assumed by the acquiring company. In addition, if the option is assumed by the acquiring company, the option shares will vest in full upon the termination of the optionee's service, whether involuntarily or through a resignation for good reason, within eighteen months following the acquisition.

Aggregated Option Exercises and Fiscal Year-End Values

   The table below sets forth certain information with respect to the Named Executive Officers concerning the unexercised options they held as of the end of the fiscal year ended December 31, 1999.

                                                     Number of Securities      Value of Unexercised
                                                    Underlying Unexercised     in-the-Money Options
                           Shares                    Options at FY-End(#)         at FY-End($)(1)
                         Acquired on     Value     ------------------------- -------------------------
          Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           -----------  ------------ ----------- ------------- ----------- -------------
Mark K. Ruport..........     --           --         532,708       77,292     6,220,911      806,964
Steven M. Johnson.......     --           --         154,386       76,250     1,819,579      745,859
Marc R. Fey.............     --           --          63,750       16,250       762,891      117,109
Thomas M. Rafferty......     --           --             --       120,000           --     1,222,500
James M. Hale...........     --           --             --       200,000           --     1,887,000

--------
(1) Based on the fair market value of the option shares at fiscal year-end ($13 15/16 per share on the basis of the closing selling price on the Nasdaq National Market at fiscal year-end) less the exercise price.

Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements

   The Company has an agreement with Mark K. Ruport that provides for his employment as President and Chief Executive Officer of the Company at the discretion of the Board of Directors. Mr. Ruport's base salary is $240,000, subject to annual review by the Compensation Committee, and he is eligible to receive performance bonuses which may be awarded by the Compensation Committee. In 1995, Mr. Ruport was also granted an option to acquire 400,000 shares of Common Stock under the 1994 Stock Option Plan pursuant to the terms of his employment agreement. Mr. Ruport is eligible to receive severance equal to one year's base salary in the event he is terminated by the Company without cause.

   The Company has an agreement with Steven M. Johnson that provides for his employment as Chief Financial Officer of the Company, at the discretion of the Board of Directors. Mr. Johnson's base salary is $160,000, and he is eligible to receive performance bonuses which may be awarded by the Compensation Committee. Mr. Johnson is eligible to receive severance equal to six months' salary in the event he is terminated by the Company without cause.

   The Company has an agreement with Marc R. Fey that provides for his employment as Senior Vice President--Engineering and Customer Support Services, at the discretion of the Board of Directors. Mr. Fey's base salary is $143,000, subject to annual review by the Compensation Committee, and he is eligible to receive performance bonuses which may be awarded by the Compensation Committee. Mr. Fey is eligible to receive severance equal to six months' salary in the event he is terminated by the Company without cause.

   The Company has an agreement with Thomas M. Rafferty that provides for his employment as Vice Research and Development, at the discretion of the Board of Directors. Mr. Rafferty's base salary is $130,000, subject to annual review by the Compensation Committee, and he is eligible to receive performance bonuses which may be awarded by the Compensation Committee. Mr. Rafferty is eligible to receive severance equal to six months' salary in the event he is terminated by the Company without cause.

   The Company has an agreement with James M. Hale that provides for his employment as Vice President--North American Operations, at the discretion of the Board of Directors. Mr. Hale's base salary is $174,000, subject to annual review by the Compensation Committee, and he is eligible to receive commissions and performance bonuses which may be awarded by the Compensation Committee. Mr. Hale is eligible to receive severance equal to $80,000 in the event he is terminated by the Company without cause.

   In connection with an acquisition of the Company by merger or asset sale, each outstanding option held by the Chief Executive Officer and the other executive officers under the 1994 Stock Option Plan will automatically accelerate in full and all unvested shares of Common Stock issued to such individuals pursuant to the exercise of options granted or direct stock issuances made under such plan will immediately vest in full, except to the extent such options are to be assumed by, and the Company's repurchase rights with respect to those shares are to be assigned to, the successor corporation. Any options that are assumed in an acquisition will automatically accelerate, and any repurchase rights which are assigned will terminate, in the event the executive's service is terminated, whether involuntarily or through a resignation for good reason, within eighteen months following the acquisition. In addition, the Compensation Committee as Plan Administrator of the 1994 Stock Option Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer or any other executive officer or the shares of Common Stock purchased pursuant to the exercise of options or subject to direct issuances held by such individual, in connection with the termination of the officer's employment following certain hostile changes in control of the Company.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board is currently comprised of Messrs. Crawford, Gruner, and Menkes. Mr. King served as a member of the Compensation Committee during the fiscal year ended December 31, 1999 through March 6, 2000. None of the present or former members of the Compensation Committee were at any time during the fiscal year ended December 31, 1999 or at any other time an officer or employee of the Company.

   No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based solely upon a review of the copies of such reports furnished to the Company and written representations received from one or more of such persons, the Company believes that such persons complied with all their reporting requirements under Section 16(a) for the 1999 fiscal year, except as to one Form 4 which Paul Carter inadvertently filed two days late and one transaction that James Rothe inadvertently failed to report on Form 4. Mr. Rothe reported the transaction on a Form 5 that was timely filed.

                         COMPENSATION COMMITTEE REPORT

Overview and Philosophy

   The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1994 Stock Option Plan under which grants may be made to executive officers and other key employees.

   It is the Committee's objective that executive compensation be directly influenced by the Company's business results. Accordingly, the Company's executive compensation program is structured to stimulate and reward exceptional performance that results in enhanced corporate and stockholder values.

   The Committee recognizes that the industry sector in which the Company operates is extremely competitive world-wide, with the result that there is substantial demand for high-caliber, seasoned executives. It is crucial that the Company be assured of retaining and rewarding its executive personnel essential in contributing to the attainment of the Company's performance goals. For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar magnitude, complexity and performance records.

Cash Compensation

   A key objective of the Company's executive compensation program is to position its key executives to earn annual cash compensation (base salary plus bonus) equaling or exceeding that which the executive would earn at other similarly situated companies. The Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above. The Committee ensures, however, that the higher level of compensation is paid only when profitable growth rates occur.

   Base salaries for the named executive officers are established considering a number of factors, including the Company's sustained growth and increased profit margins, the executive's performance and contribution to overall Company performance, and the salary levels of comparable positions at companies of a similar size and in a similar industry sector. The Committee adheres to a compensation philosophy of moderate levels of fixed compensation such as base salary. Base salary decisions are made as part of a formal review process.

Stock Options

   The Committee grants stock options under the 1994 Stock Option Plan to foster executive ownership and to provide direct linkage with stockholder interests. The Committee considers the executive's current level of equity holdings in the Company, the stock options previously granted to that individual, industry practices, the executive's accountability level, and assumed, potential stock value when determining stock option grants. The Committee relies upon competitive guideline ranges of retention-effective, target gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, the potential executive gains parallel those of other stockholders over the long-term. Therefore, the stock option program serves as the Company's only long-term incentive and retention tool for executives and other key employees. The option shares vest in increments over a period of years as the officers remain in the Company's employ, and the exercise prices of the stock options granted to the named executive officers are equal to the market value of the stock on the date of grant. Therefore, stock options provide an incentive to executives to continue with the Company and maximize the Company's profitable growth which ordinarily, over time, should be reflected in the price of the Company's stock.

Benefits

   The Company provides benefits to the named executive officers that are generally available to other executives in the peer group companies. The amount of such executive-level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not, for any executive officer, exceed 10% of his total salary and bonus for fiscal 1999. The Committee believes, based upon the review of industry practices and published benefits surveys, that the Company's officers receive approximately average benefit levels when compared to the peer group companies.

Chief Executive Officer Performance and Compensation

   In setting Mr. Ruport's base salary of $240,000 and awarding him a bonus of $81,000 for the 1999 fiscal year, the Committee took note of the Company's progress in its transition plan and continued to structure his compensation package so that more of his total compensation would be tied to the Company's attainment of specific operating objectives.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers for fiscal 2000 will exceed that limit. The Company's 1994 Stock Option Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance- based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

   It is the opinion of the Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the shortand long-term.

                     The Compensation Committee of the Board
                              James E. Crawford III
                                 Harry S. Gruner
                                  Graham O. King

Stock Performance Graph

   The graph depicted below compares the cumulative total stockholder returns on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nadsaq Computer and Data Processing Index for the period from July 25, 1996 to December 31, 1999.
[STOCK PERFORMANCE GRAPH APPEARS HERE]
-------


                                              25-Jul-96      Sep-96    Dec-96     Mar-97     Jun-97     Sep-97    Dec-97    Mar-98
------------------------------------------------------------------------------------------------------------------------------------
OPTIKA INC.                                  $       100    $    131  $     84   $     79   $     83   $     83  $     57  $      63
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ STOCK MARKET INDEX                    $       100    $    116  $    121   $    115   $    136   $    159  $    149  $     174
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ COMPUTER AND DATA PROCESSING INDEX    $       100    $    115  $    120   $    111   $    142   $    156  $    147  $     194
------------------------------------------------------------------------------------------------------------------------------------
                                              Jun-98         Sep-98     Dec-98     Mar-99     Jun-99     Sep-99    Dec-99
------------------------------------------------------------------------------------------------------------------------------------
OPTIKA INC.                                  $     55       $     49   $     65   $     66   $     94   $     63  $    232
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ STOCK MARKET INDEX                    $    179       $    161   $    210   $    235   $    256   $    262  $    381
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ COMPUTER AND DATA PROCESSING INDEX    $    215       $    202   $    262   $    316   $    330   $    340  $    565
------------------------------------------------------------------------------------------------------------------------------------






--------
(1) The graph assumes that $100 was invested on July 25, 1996 in the Company's Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.
(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference, in whole or in part, into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

   The Company's Second Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and certain agents of the Company. Each of the current directors and executive officers of the Company have entered into separate indemnification agreements with the Company.

                                 OTHER MATTERS

   The Company knows of no other matters that will be presented for consideration at the Annual Meeting, other than those specified in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

   Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the rules of the Securities and Exchange Commission. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the our Annual Meeting of Stockholders to be held in the year 2001 must be received at our offices on or before November 24, 2000, to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

   If a stockholder intends to submit a proposal at our 2001 Annual Meeting of Stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to such meeting, the stockholder must give proper notice no later than February 9, 2001. If a stockholder fails to submit the proposal by such date, we will not be required to provide any information about the nature of the proposal in our proxy statement and the proposal will not be considered at the 2001 Annual Meeting of Stockholders.

   Proposals should be sent to Mr. Steven M. Johnson, Secretary of the Company, at our principal executive offices located at 7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920.

                                 ANNUAL REPORT

   A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

   The Company filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1999 with the Securities and Exchange Commission. Stockholders may obtain a copy of this report, without charge, by writing to Mr. Steven M. Johnson, the Secretary of the Company, at the Company's principal offices located at 7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920.

Dated: April 14, 2000

                                          THE BOARD OF DIRECTORS OF
                                          OPTIKA INC.

                                                                     APPENDIX A

                                  OPTIKA INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

I.PURPOSE OF THE PLAN

   This 2000 Employee Stock Purchase Plan is intended to promote the interests of Optika Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

   Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.ADMINISTRATION OF THE PLAN

   The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.STOCK SUBJECT TO PLAN

   A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Three Hundred Thousand (300,000) shares.

   B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.OFFERING PERIODS

   A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

   B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence on August 1, 2000 and terminate on the last business day in July 2002. The next offering period shall commence on the first business day in August 2002, and subsequent offering periods shall commence as designated by the Plan Administrator.

   C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence on August 1, 2000 and terminate on the last business day in January 2001.

   D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date, with all Participants in the terminated offering period to be automatically enrolled in the new offering period. The new offering period shall have a duration of twenty-four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

V.ELIGIBILITY

   A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Quarterly Entry Date within that offering period, provided he or she remains an Eligible Employee.

   B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Quarterly Entry Date within that offering period on which he or she is an Eligible Employee.

   C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

   D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI.PAYROLL DEDUCTIONS

   A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

      (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

       (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

   B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

   C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

   D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

   A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

   Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

   B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

   C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

   D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed seven hundred fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

   E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

   F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

      (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

       (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

        (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to elect to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. If no such election is made prior to the last business day of the purchase interval in which the leave commences, then the payroll deductions collected during such Purchase Period shall be refunded as soon as possible. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during the leave of absence. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

   G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction.

   The Corporation shall use its best efforts to provide at least ten (10)- days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

   H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

   I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

   J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

   A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, including the Company's Employee Stock Purchase Plan, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

   B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

      (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

       (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

   C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

   D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.EFFECTIVE DATE AND TERM OF THE PLAN

   A. The Plan was adopted by the Board on March 6, 2000, and shall become effective on August 1, 2000, provided, however, that no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable provisions of federal securities laws, state corporate and securities laws, all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

   B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2010, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.AMENDMENT OF THE PLAN

   The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the

Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XI.GENERAL PROVISIONS

   A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

   B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

   C. The provisions of the Plan shall be governed by the laws of the State of Colorado without resort to that State's conflict-of-laws rules.

                                   Schedule A

                         Corporations Participating in
                       2000 Employee Stock Purchase Plan
                              As of August 1, 2000

                                  Optika Inc.
                          Optika Imaging Systems, Inc.
                            Optika Asia Incorporated
                     Optika Imaging Systems Europe Limited

                                   APPENDIX

  The following definitions shall be in effect under the Plan:

   A. Cash Compensation shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan, plus
(ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

   B. Board shall mean the Corporation's Board of Directors.

   C. Code shall mean the Internal Revenue Code of 1986, as amended.

   D. Common Stock shall mean the Corporation's common stock.

   E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

   F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

       (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

   G. Corporation shall mean Optika Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Optika Inc. which shall by appropriate action adopt the Plan.

   H. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

   I. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be August 1, 2000.

   J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

   K. 1933 Act shall mean the Securities Act of 1933, as amended.

   L. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

   M. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of August 1, 2000 are listed in attached Schedule A.

   N. Plan shall mean the Corporation's 2000 Employee Stock Purchase Plan, as set forth in this document.

   O. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

   P. Purchase Date shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 2001.

   Q. Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

   R. Quarterly Entry Date shall mean the first business day in February, May, August and November each year on which an Eligible Employee may first enter an offering period.

   S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                                    PROXY

                                  OPTIKA INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     The undersigned hereby appoints Mark K. Ruport and Steven M. Johnson, or either of them, the proxies and attorneys-in-fact for the undersigned, with full power of substitution and revocation, to represent and vote on behalf of the undersigned, at the 2000 annual meeting of stockholders of Optika Inc. (the "Company") to be held at The Broadmoor Hotel, One Lake Avenue, Colorado Springs, Colorado 80906 on May 10, 2000 at 9:00 a.m. local time, and any adjournment and adjournments thereof, all shares of the common stock $.001 par value per share, of the Company standing in the name of the undersigned of which the undersigned may be entitled to vote as follows:

     ____________                                                 ______________
      SEE REVERSE                                                   SEE REVERSE
         SIDE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
     ------------                                                 --------------

[X] Please mark
    vote as in
    this example.

    This proxy when executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4,

1.   Election of Class III Directors,
     Nominees; (01) James E. Crawford and (02) Mark K. Ruport

              FOR                         WITHHELD
              BOTH  [_]                [_] FROM
            NOMINEES                       BOTH
                                          NOMINEES

                                                               MARK HERE
     [_] ________________________________________             FOR ADDRESS [_]
         For both nominees except as noted above               CHANGE AND
                                                               NOTE BELOW





2.   Approval of the amendment to the        FOR     AGAINST    ABSTAIN
     Company's 1994 Stock Option/Stock       [_]       [_]        [_]
     Issuance Plan (the "1994 Stock Option
     Plan") increasing the number of shares of the Company's common stock reserved for issuance under the 1994 Stock Option Plan by an additional 600,000 shares and the existing provisions in the 1994 Stock Option Plan limiting the number of awards to an individual in any fiscal year.


3.   Approval of the Company's 2000          FOR     AGAINST    ABSTAIN
     Employee Stock Purchase Plan.           [_]       [_]        [_]

4.   Ratify the appointment of KPMG as       FOR     AGAINST    ABSTAIN
     independent accountants of the          [_]       [_]        [_]
     Company.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

The submission of this proxy if properly executed revokes all prior proxies given by the undersigned.

Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

Note: Please sign, date, and mail this proxy promptly in the enclosed postage-paid envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ______________________________ Date: ________________


Signature: ______________________________ Date: ________________